IMPORTANT NOTICE - THIS INSTRUMENT CONTAINS A CONFESSION OF JUDGMENT PROVISION WHICH CONSTITUTES A WAIVER OF IMPORTANT RIGHTS YOU MAY HAVE AS A DEBTOR AND ALLOWS THE CREDITOR TO OBTAIN A JUDGMENT AGAINST YOU WITHOUT ANY FURTHER NOTICE.

$1,100,000.00

                               DEED OF TRUST NOTE

     FOR VALUE RECEIVED, the undersigned, VIASYS SERVICES, INC., a Florida
                                          ---------------------
corporation ("Borrower") promises to pay to the order of COMCORPS, INC. whose
                                                         --------------
address is 1713 Dawson Road, Albany, Georgia 31707, a Georgia corporation, its successors and assigns, (the "Lender") at such offices, or at such other place or places as the Lender may from time to time designate in writing, the principal sum of ONE MILLION ONE HUNDRED THOUSAND AND NO/100 DOLLARS ($1,100,000.00) (the "Loan"), or so much thereof as shall have been advanced, together with interest at the rate or rates hereinafter provided until paid, said principal and interest being due and payable as set forth herein.

     The principal sum of the Loan and interest thereon shall be paid as follows:

          (a) Interest shall accrue on so much of the principal balance of the Loan as shall from time to time be advanced and remain unpaid at the fixed interest rate of eight percent (8%) per annum.

          (b) Payments of interest only shall be due and payable monthly in arrears on the first (1st) day of each and every calendar month until maturity, commencing on February 1, 2006 (the "First Payment Date");

          (c) The entire principal amount of the Loan, and any accrued but unpaid interest, and any unpaid fees and costs, shall be due and payable on the earlier to occur of (i) the date of the sale of the Property (as hereafter defined) or (ii) the date which is one (1) year after the date of this Note (the "Maturity Date"); and,

          (d) The Loan may be prepaid, in whole or in part, at any time without penalty or premium.

          (e) The annual interest rate for this Note is computed on a 30/360 simple interest basis; that is, with the exeception of odd days before January 1, 2006, monthly interest is calculated by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by a month of 30 days. Interest for the odd days is calculated on the basis of the actual days to the next full month and a 360-day year.

     Payments made on account hereof shall be applied first to the payment of late charges or other fees and costs owed to the Lender, next to the payment of accrued and unpaid interest, and then to principal, or in such other order or proportion as the Lender, in its sole discretion, may elect.

     The Borrower agrees to pay on demand any expenditures made by the Lender in accordance with the Deed of Trust (as defined herein), including, but not limited to, the payment of taxes, special assessments, insurance premiums, and the cost of maintenance and preservation of the property described in the Deed of Trust. At the option of the Lender, all such expenditures may be added to the unpaid principal balance of this Note and become a part of and on a parity with the principal indebtedness secured by the Deed of Trust and other instruments executed herewith, and shall accrue interest at the rate as may be payable from time to time on the original principal indebtedness, or may be declared immediately due and payable.

     If default be made in the payment of any installment of interest due under this Note, and if such default shall continue for a period of ten (10) days after written notice to Borrower from the date such payment was due, or if default be made in the performance of any other covenant herein contained, and if such default shall continue for a period of thirty (30) days after written notice to the Borrower, then the entire principal sum outstanding, together with accrued interest thereon, fees and costs, if any, shall at once become due and payable at the option of the Lender without further notice. If default be made in the performance of any covenant of the Deed of Trust, or any other guaranty given or agreement entered into to secure this Note, and if such default shall continue for the duration of any applicable grace period therein contained, the entire principal sum outstanding, together with accrued interest thereon, fees and costs, if any, shall at once become due arid payable at the option of the Lender without further notice. Failure to exercise any of the options aforementioned or the failure to exercise any other option herein or in the Deed of Trust provided for shall not constitute a waiver of the right to exercise the same in the event of any subsequent default. Acceleration of maturity, once claimed by the Lender, may at its option be rescinded by an instrument in writing to that effect; however, the tender and acceptance of a partial payment or partial performance shall not, by itself, affect or rescind such acceleration of maturity.

     Upon a default in the payment of an amount due under this Note and the expiration of any cure period, or upon the occurrence of a Default, as that term is defined in the Deed of Trust, the holder of this Note may, in the holder's sole discretion and without notice or demand, in addition to any other remedy the holder of this Note may exercise, raise the rate of interest accruing on the unpaid principal balance of this Note by five (5) percentage points above the interest rate otherwise applicable hereunder (the "Default Rate"). If judgment is entered against the Borrower on this Note, the amount of such judgment entered (which may include principal, interest, fees and costs) shall bear interest at such Default Rate as of the date of entry of judgment. The exemption of personal property from levy and sale is hereby expressly waived and no benefit of exemption shall be claimed under any exemption law now in force or which may be hereafter adopted.

     Lender reserves the right at its sole discretion to extend its note, and/or increase the interest rate and/or monthly payment on any date the loan evidenced hereby becomes due in full, either by maturity or by default, without giving notice to junior lienholders. The foregoing shall not imply any consent to any junior liens, and no secondary financing secured by Borrower's interest in the subject property will be allowed by Lender.

     In the event any installment due under this Note is paid more than ten (10) days after the date when the same is due, then the Lender shall be entitled to collect a "late charge" in an amount equal to ten percent (10%) of such installment.

     In the event it shall become necessary to employ counsel to collect this obligation or to protect the security hereof, the Borrower agrees to pay reasonable attorney's fees, whether suit be brought or not, and all other costs and expenses reasonably connected with collection, the protection of the security, the defense of any counterclaim wherein the Lender is successful, the enforcement (including without limitation, as a part of any proceeding brought under the Bankruptcy Reform Act of 1978, as amended) of any remedies herein provided for, or provided for in the Deed of Trust, and the enforcement of any guaranty.

     The validity and construction of this Note and all matters pertaining thereto are to be determined according to the laws of the jurisdiction where the property described in the Deed of Trust is located.

     Any delay or failure by the Lender to act upon any right or remedy hereunder, or insist upon strict performance by the Maker of any terms or conditions hereunder, at any time or from time-to-time, shall not constitute a waiver of the right, remedy, terms or conditions hereunder, and Lender shall have the right to thereafter act or insist upon the strict terms hereof.

     In the event any provision of this Note (or any part of any provision) is held by a court of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision (or remaining part of the affected provision) of this Note; but this Note shall be as if such invalid, illegal or unenforceable provision (or part thereof) had not been contained in this Note, but only to the extent it is invalid, illegal or unenforceable.

     All notices, demands, requests and other communications required pursuant to the provisions of this Note shall be in writing and shall be deemed to have been properly given or served for all purposes when presented personally, one
(1) day after having been sent overnight delivery by a nationally recognized overnight courier, or three (3) days after having been sent by United States Registered or Certified Mail - Return Receipt Requested, postage prepaid, to the Borrower at 7750 Professional Place, Tampa, Florida 33637; and to the Lender at the address stated in the first paragraph of this Note.

     The Lender and Borrower may designate a change of address by notice in writing to the other party. Whenever in this Note the giving of notice by mail or otherwise is required, the giving of such notice may be waived in writing by the person entitled to receive such notice.

     It is the intention of the Borrower and the Lender to conform strictly to applicable usury laws. Accordingly, if the transactions contemplated hereby would be usurious under applicable law (including the laws of the jurisdiction in which the property described in Exhibit A to the Deed of Trust is located and
                                   ---------
the laws of the United States of America) then, in that event, notwithstanding anything to the contrary in any agreement entered into in connection with or as security for this Note, it is agreed as follows: (i) the aggregate of all consideration which constitutes interest under applicable law that is contracted for, charged or received under this Note or under any of the other aforesaid agreements or otherwise in connection with this Note shall under no circumstances exceed the maximum amount of interest allowed by applicable law, and any excess shall be credited, first, on fees and costs, if any, due on this Note and, secondly, on the principal balance due on this Note by the Lender (or, if this Note shall have been paid in full, refunded to the Borrower) and (ii) in the event that maturity of this Note is accelerated by reason of an election by the Lender resulting from any default hereunder or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest may never include more than the maximum amount allowed by applicable law, and excess interest, if any, provided for in this Note or otherwise shall be cancelled automatically as of the date of such acceleration or prepayment and, if therefore prepaid, shall be credited, first, on fees and costs, if any, due on this Note and, secondly, on the principal balance due on this Note (or if this Note shall have been paid in full, refunded to the Borrower).

     The Borrower represents and warrants that the loan evidenced by this Note was made, and transacted solely for the purpose of carrying on or acquiring a business or commercial enterprise.

     As used in this Note, the singular shall include the plural and the plural shall include the singular, where the context shall so require.

     This Note shall be the obligation of the Obligors hereof and shall apply to and bind them and each of their respective successors, personal representatives and assigns.

     In the event that the unpaid principal amount hereof at any time, for any reason, exceeds the maximum amount hereinabove specified, the Borrower covenants and agrees to pay the excess principal amount forthwith upon demand; such excess principal amount shall in all respects be deemed to be included among the advances made pursuant to the other terms of this Note and shall bear interest at the rate or rates hereinabove stated.

     The Borrower hereby irrevocably constitutes and appoints (which appointment shall be deemed to be coupled with an interest) LAURENCE ROSCHER (or any other attorney appointed by the holder of this Note) as the Borrower's true and lawful attorney in fact, to appear for the Borrower before the Clerk of the Circuit Court of the City of Chesapeake, Virginia, or any other court of competent jurisdiction and after one or more declarations filed, confess judgment against the Borrower as of any time after any sum is due hereunder (whether by demand, stated maturity, acceleration or otherwise) for the unpaid balance of this Note and interest, with court costs, expenses and reasonable attorney's fees. Borrower waives the benefit of any and every statute, ordinance, or rule of court which may be lawfully waived conferring upon the Borrower any right or privilege or exemption, stay of execution or supplementary proceedings, or other relief from the enforcement, or immediate enforcement of a confessed judgment or related proceedings on a judgment. The exemption of personal property from levy and sale is hereby expressly waived and no benefit of exemption shall be claimed under any exemption law now in force or which may be hereafter adopted. Borrower consents to venue in the Commonwealth of Virginia with respect to the institution of an action confessing judgment hereon, regardless of where venue would otherwise be proper. Any judgment entered against Borrower, whether by confession or otherwise, shall bear interest at a rate which is the highest rate of interest being paid by Borrower on the date of judgment. The authority and power to appear for and enter judgment against Borrower shall not be exhausted by one or more exercises thereof, or by any imperfect exercise thereof, and shall not be extinguished by any judgment entered pursuant thereto; such authority and power may be exercised on one or more occasions, from time to time, in the same or different jurisdictions as often as the Lender or its assigns shall deem necessary or advisable until all sums due hereunder have been paid in full.

     THE BORROWER HEREBY (i) COVENANTS AND AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY A JURY, AND (ii) WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST. This waiver of right to trial by jury is separately given, knowingly and voluntarily, by the Borrower, and this waiver is intended to encompass individually each instance and each issue as to which the right to a jury trial would otherwise accrue. The Lender is hereby authorized and requested to submit this Note to any court having jurisdiction over the subject matter and the parties hereto, so as to serve as conclusive evidence of the Borrower's waiver of the right to jury trial. Further, the Borrower hereby certifies that no representative or agent of the Lender (including the Lender's counsel) has represented, expressly or otherwise, to the Borrower that the Lender will not seek to enforce this waiver of right to jury trial provision.

     THE BORROWER AND ANY ENDORSERS, GUARANTORS AND SURETIES (INDIVIDUALLY AN "OBLIGOR" AND COLLECTIVELY THE "OBLIGORS") JOINTLY AND SEVERALLY, TO THE EXTENT LAWFUL, HEREBY EXPRESSLY RELINQUISH AND WAIVE EACH AND EVERY RIGHT, DEFENSE OR CLAIM THAT FOLLOWS: (a) ANY RIGHT TO REQUIRE LENDER TO FIRST ENFORCE ITS REMEDIES AGAINST ANY PARTICULAR PARTY; (b) ANY RIGHT TO REQUIRE LENDER TO HAVE RECOURSE AGAINST ANY COLLATERAL HELD OR NOT HELD BY THE MAKER; (c) ANY AND ALL RIGHTS UNDER OR PURSUANT TO SECTIONS 49-25 AND 49-26 OF THE CODE OF VIRGINIA, 1950 AS AMENDED; (d) ENFORCEMENT OF AND COLLECTION ARISING FROM ALL RIGHTS OF SUBROGATION AS AMONG THE OBLIGORS, UNTIL ALL INDEBTEDNESS SHALL HAVE BEEN PAID IN FULL TO THE LENDER, EVEN THOUGH SUCH INDEBTEDNESS IS IN EXCESS OF ANY LIABILITY HEREUNDER; (e) ALL RIGHTS OF OR TO PRESENTMENTS, DEMANDS FOR PERFORMANCE, NOTICES OF NONPERFORMANCE, PROTESTS, NOTICES OF PROTEST, DEMANDS, NOTICES OF DEMANDS, NOTICES OF DISHONOR, NOTICES OF NON-PAYMENT (EXCEPT

AS OTHERWISE EXPRESSLY PROVIDED FOR HEREIN) AND OF THE EXISTENCE, CREATION, OR INCURRING OF NEW OR ADDITIONAL INDEBTEDNESS OF THE MAKER; (f) ALL RIGHTS TO REQUIRE WRITTEN ACCEPTANCE OF THIS NOTE BY LENDER; AND, (g) THE RIGHT TO INTERPOSE ANY DEFENSE BASED UPON ANY STATUTE OF LIMITATIONS OR ANY CLAIM OF LACHES, INDULGENCES, DETERIORATION OF SECURITY, EXTENSION OF TIME OF PAYMENT, RENEWALS AND MODIFICATIONS. EACH OF THE OBLIGORS REPRESENTS AND WARRANTS THAT LEGAL COUNSEL OF CHOICE HAS BEEN RETAINED TO REVIEW AND INTERPRET THIS NOTE AND ALL WAIVERS AND RELEASES CONTAINED HEREIN, SAID COUNSEL HAVING EXPLAINED AND ADVISED EACH OF THE OBLIGORS AS TO THE NOTE'S CONTENTS AND MEANING. MOREOVER, EACH OF THE OBLIGORS FURTHER REPRESENTS AND WARRANTS THAT EACH COMPLETELY UNDERSTANDS THIS NOTE HAVING SEEN AND READ ITS CONTENTS, AND IS EXECUTING THIS
NOTE VOLUNTARILY AND WITH THE FREE CONSENT AND DESIRE OF EACH OBLIGOR FOR GOOD AND VALUABLE CONSIDERATION. MOREOVER, EACH OBLIGOR HAS REVIEWED AND APPROVED EACH OF THE ABOVE RELEASES AND WAIVERS, AND HAS BEEN ADVISED BY COUNSEL OF THE CHOICES AVAILABLE TO EACH OBLIGOR AS TO THE MEANING AND EFFECT OF EACH OF THE RELEASES AND WAIVERS AND HAS FREELY AGREED TO EXECUTE THIS NOTE. EACH OBLIGOR WAIVES THE BENEFIT OF THE HOMESTEAD EXEMPTION AVAILABLE TO SAID OBLIGOR, TO THE EXTENT IT MAY BE LAWFULLY WAIVED.

     This Note is secured by the lien of the Deed of Trust (the Deed of Trust") of even date herewith conveying in trust to Laurence Roscher, Trustee, (the "Trustee"), interests in certain real property located in the City of Chesapeake, Virginia having a street address of 925 Professional Place, Chesapeake, Virginia, as more particularly described in said Deed of Trust (the "Property"). The signature of a notary below is solely for the purpose of identifying this Note as the Note secured by the aforesaid Deed of Trust.

     Time is of the essence with respect to all provisions of this Note.

MADE this 29th day of December, 2005.
          --

                                        BORROWER:

                                        VIASYS SERVICES, INC.


                                        By: /s/ Billy Ray        [SEAL]
                                            ---------------------
                                        Name: Billy Ray
                                        Title: CEO

STATE OF Georgia
         -------
CITY/COUNTY OF Fulton, to wit:
               ------

     The foregoing instrument was acknowledged before me this 29th day of
                                                              --
December, 2005, by Billy Ray, as CEO of VIASYS SERVICES, INC., a Florida corporation, on behalf of said corporation.


My commission expires:                          /s/ Denise M. Lobodinski
                       ---------------          ------------------------
                                                      Notary Public
                                  [Graphic Omitted]                 [SEAL]


     THIS IS TO CERTIFY that this is the Note described in that certain Deed of Trust and Security Agreement and Assignment of Leases and Income granted by Borrower to LAURENCE ROSCHER, TRUSTEE, to secure COMCORP, INC. both bearing even
            -------------------------            -------------
date herewith, secured by Borrower's interest in premises described on Exhibit A
                                                                       ---------
attached thereto and incorporated herein by this reference, said Note and Deed of Trust and Security Agreement and Assignment of Leases and Income having been executed in my presence.


                                        ------------------------
                                             Notary Public

My Commission expires:
                      ---------------

PREPARED BY AND UPON RECORDATION,
RETURN TO:
  LAURENCE ROSCHER, ESQUIRE
  ROSCHER & ASSOCIATES, P.C.
  1100 WILSON BLVD.
  SUITE 2850
  ARLINGTON, VA 22209
  TAX MAP PARCEL NO.:
                      ---------------

                           DEED OF TRUST AND SECURITY
                  AGREEMENT AND ASSIGNMENT OF LEASES AND INCOME

     THIS IS A DEED OF TRUST AND SECURITY AGREEMENT AND ASSIGNMENT OF LEASES AND INCOME (as amended or supplemented from time to time, this "Deed of Trust") and
is made and entered into as of the     day of December, 2005 by and between
                                   ---
VIASYS SERVICES, INC., a Florida corporation (the "Grantor"), having an address
---------------------
7750 Professional Place, Tampa, Florida 33637; and LAURENCE ROSCHER, TRUSTEE, as
                                                   -------------------------
trustee, (the "Trustee", or if more than one at any time, the "Trustees" (any of whom may act)), and having an address at 1100 Wilson Blvd., Suite 2850, Arlington, Virginia 22209; and COMCORPS, INC., a Georgia corporation, its
                               --------------
successors and assigns and any other person who may at any time be the holder of the Note, as hereinafter defined (the "Beneficiary"). For the purposes of and to the extent required by Section 55-58.2 of the Code of Virginia, as amended, (i) the name of the noteholder secured by this Deed of Trust is COMCORPS, INC., a Georgia corporation, (ii) the address at which communications may be mailed or delivered to such noteholder is 1713 Dawson Road, Albany, Georgia 31707, and
(iii) the maximum aggregate amount of principal to be secured at any one time is $1,100,000.00.

     WHEREAS, the Grantor is indebted to the Beneficiary in the principal sum of One Million One Hundred Thousand and NO/100 Dollars ($ 1,100,000.00) (the "Loan"), which indebtedness is evidenced by a Deed of Trust Note dated of even date herewith in the amount of the Loan (which deed of trust note, together with any modifications, extensions or renewals thereof or substitutions therefor, is hereinafter called the "Note"), the Loan and interest thereon to be payable at the time or times, in the manner and at the rate or rates stated in the Note, which is incorporated herein by this reference;

     WHEREAS, the Grantor wishes and intends by the execution and delivery of this Deed of Trust to secure (a) the prompt payment of the principal, interest and all other sums due on the Note, this Deed of Trust, and any other document or agreement evidencing, securing or otherwise relating to the indebtedness evidenced by the Note (the "Loan Documents"), (b) the performance of and compliance with all of the terms, covenants, conditions, stipulations and agreements contained in the Note, this Deed of Trust and the other Loan Documents, and (c) certain other indebtedness as hereinafter set forth.

     NOW, THEREFORE, the Grantor agrees as follows:


                                    ARTICLE I
                                   DEFINITIONS

     SECTION 1.1. DEFINITIONS. The following terms, as used herein, have the
                  -----------
following meanings:

          "Condemnation" means any taking of or damage to the Property or any interest therein under the exercise of the power of eminent domain, or any transfer of the Property or any interest therein by sale in lieu of the exercise of such power.

          "Construction Plans and Agreements" means (i) any and all agreements, contracts and subcontracts, now existing or hereafter entered into, with general contractors, subcontractors, architects and/or engineers, and under any other written agreement or contract in connection with the construction of the Improvements on the Land, including the construction of site development work located on the Land, and (ii) any final plans and specifications for the construction of the Improvements, whether now owned or hereafter acquired.

          "Default" means any of the events set forth in Section 5.1 of this Deed of Trust.

          "Equipment" means all equipment, machinery, furniture, furnishings, fixtures of every kind (whether affixed to the Property or not) and all other items of tangible personal property now or hereafter owned by the Grantor or in which the Grantor has or acquires any interest, which are placed in or upon and used in connection with the operation, occupancy or enjoyment of the Land or the Improvements, together with any substitutions, replacements or accessions thereto or therefor, any additions thereto and all proceeds of the foregoing.

          "Hazardous Materials" means any oil, hazardous materials, hazardous wastes, hazardous substances or toxic substances, as defined in 42 U.S.C. Sec. Sec. 9601 et seq., 42 U.S.C. Sec. Sec.6901 et seq., 15 U.S.C. Sec. 2601 et seq. and the regulations promulgated thereunder, and all applicable federal, state and local laws, rules and regulations relating to the environment, as any of the same may be amended from time to time.

          "Impositions" shall mean all taxes, fees, assessments, levies, utility charges, ground rents, insurance premiums payable on any insurance the Grantor is required to maintain hereunder, amounts required to be paid to obtain or renew Permits and other similar charges (whether or not required by a governmental body) which are assessed, levied or imposed against the Property or the Grantor's interest therein or incurred in the ownership, operation, occupancy, maintenance and use of the Property.

          "Improvements" means all buildings, improvements and structures now or hereafter located on the Land and all replacements thereof and additions thereto.

          "Income" means all of the rents, benefits, revenues, security deposits, profits and other sums now or hereafter due, or to which Grantor may now be or hereafter become entitled, arising from or issuing out of the Leases, whether or not yet earned by performance.

          "Land" means Grantor's interest in the parcel or parcels of real estate described in Exhibit A attached hereto, together with all easements,
                    ---------
rights-of-way and appurtenances belonging thereto, including, without limitation, all reversionary interests therein and all right, title and interest of Grantor in and to the land lying in the bed of every street, road, avenue or alley, opened or proposed, which adjoins such real estate.

          "Leases" means all leases, tenant contracts, rental agreements, franchise agreements, license agreements or other occupancy agreements, whether oral or written, now existing or hereafter entered into, for the use or occupancy of all or any part of the Property, together with all modifications or renewals thereof.

          "Legal Requirements" means all existing and future laws, codes, ordinances, rules, regulations, orders and decrees of governmental authorities and courts having jurisdiction over the Property or the Grantor and all terms, conditions and requirements of all Permits.

          "Obligations" means (i) the prompt payment of the principal, interest and all other sums due on the Note, this Deed of Trust and the Loan Documents,
(ii) the performance of and compliance with all of the terms, covenants, conditions, stipulations and agreements contained in the Note, this Deed of Trust and the Loan Documents, and (iii) the payment of all costs and expenses, including attorneys' fees incurred or paid by the Trustee or by the Beneficiary on account of any litigation at law or in equity which may arise in respect to this Deed of Trust or the Property while this Deed of Trust continues, and of all moneys which may be advanced as herein provided for the protection of the lien and security interest of the Beneficiary in and to the Property, with interest at the interest rate provided in the Note on all such costs and sums so advanced from the date of such advance.

          "Permits" means all permits, licenses, registrations, certificates, authorizations and approvals now or hereafter issued or required to be issued by any governmental or quasi-governmental authority for the ownership, use or operation of the Property.

          "Security Property" or "Property" means any and all of the property of the Grantor referred to in Section 2.1.

          "UCC" means at any time the Uniform Commercial Code as the same may from time to time be in effect in the Commonwealth of Virginia, provided that, if, by reason of mandatory provisions of law, the validity of perfection of any security interest granted herein is governed by the Uniform Commercial Code as in effect in a jurisdiction other than Virginia then, as to the validity or perfection of such security interest, "UCC" shall mean the Uniform Commercial Code in effect in such other jurisdiction;

     Any capitalized term not defined herein shall have such meaning as is ascribed to it in the Loan Documents.

     SECTION 1.2. INTERPRETATION. For the purpose of construing this Deed of
                  --------------
Trust, unless the context indicates otherwise, words in the singular number shall be deemed to include words in the plural number and vice versa, and words in one gender shall be deemed to include words in the other genders. The titles to articles and section headings are for convenience only and neither limit nor amplify the provisions of this Deed of Trust.

                                   ARTICLE II
                         CONVEYANCE OF SECURITY PROPERTY

     SECTION 2.1. GRANT TO TRUSTEES. In trust to secure the Obligations, the
                  -----------------
Grantor hereby grants and conveys its fee simple estate in the Land and the Improvements to the Trustees with General Warranty and Covenants of Title, subject to such easements, conditions and restrictions of record as may be applicable thereto and approved by the Beneficiary, and further assigns to the Trustees (i) the Income; (ii) the Leases; (iii) the Permits; (iv) the Equipment, and (v) the proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or liquidated claims, including, without limitation, all proceeds payable under any policy of insurance with respect to the damage or destruction of all or any part of the Property and all proceeds from any Condemnation.

     SECTION 2.2. AFTER-ACQUIRED PROPERTY. All right, title and interest of the
                 ------------------------
Grantor in and to all extensions, improvements, betterments, renewals, substitutes and replacements of, and all additions and appurtenances to, the Security Property, hereafter acquired by, or released to, the Grantor or constructed, assembled or placed by the Grantor on the Land, and all conversions of the security constituted thereby, immediately upon such acquisition, release, construction, assembling, placement or conversion, as the case may be, and in each such case, without any further deed of trust, conveyance, assignment or other act by the Grantor, shall become subject to the lien of this Deed of Trust as fully and completely, and with the same effect, as though now owned by the Grantor and specifically described in the granting clause hereof; notwithstanding the foregoing, at any and all times the Grantor will execute and
-----------------------------
deliver to the Trustee any and all such further assurances, modifications, deeds of trust, conveyances or assignments thereof as the Trustee or the Beneficiary may reasonably require for the purpose of expressly and specifically subjecting the same to the lien of this Deed of Trust and the other Loan Documents.

     SECTION 2.3. SECURITY AGREEMENT. With respect to the Equipment and the
                 -------------------
other personal property included in the Security Property, this Deed of Trust shall be a security agreement between the Grantor and the Beneficiary encumbering each and every item of the Equipment and other personal property to secure the Obligations. The Grantor agrees to execute and file among the land records in the jurisdiction in which the Property is located, and in such other offices or jurisdictions as the Beneficiary may require, financing or continuation statements meeting the requirements of the UCC to perfect the security interests hereby granted. The remedies for any violation of this security agreement shall be, at the option of the Beneficiary,
(i) those hereinafter set forth in this Deed of Trust, (ii) those prescribed by general law, (iii) those contained in the UCC or (iv) any combination of the foregoing, it being the understanding of the parties that upon the occurrence of a Default, the Beneficiary may proceed as to both real and personal property in accordance with the rights and remedies granted herein with respect to real property. All substitutions for, replacements of and additions to the Equipment and other personal property shall immediately be subject to the security interest hereinabove granted, and the Grantor agrees to maintain such property free and clear of liens, encumbrances and security interest of others.

     SECTION 2.4. ASSIGNMENT OF LEASES AND INCOME. As additional security for
                  -------------------------------
the Obligations, the Grantor hereby assigns to the Beneficiary the Grantor's interest in the Leases and the Income. The Grantor agrees to execute and deliver to the Beneficiary such additional instruments, in form and substance satisfactory to the Beneficiary, as may hereafter be requested by the Beneficiary from time to time further to evidence and confirm such assignment. The foregoing assignment constitutes an absolute, present and irrevocable assignment and shall be fully operative in accordance with its terms without any further action by the parties hereto. Grantor shall cause that the amounts hereby assigned are delivered directly to the Beneficiary and Beneficiary shall collect such amounts and post them to the Grantor's account with Beneficiary via lock-box. It is expressly understood, however, that the Grantor may take unrestricted control and possession of the amounts hereby assigned upon the occurrence of a Default and upon the election of the Beneficiary to exercise or have the Trustees exercise any of the available remedies under this Deed of Trust. Nothing contained in this Section shall be deemed to interfere in any way with the ability of the Trustees to sell any of the Security Property at foreclosure under the Deed of Trust or to prevent the Beneficiary or the Trustees from exercising any of the other remedies afforded them under this Deed of Trust.

     SECTION 2.5. ASSIGNMENT OF CONSTRUCTION PLANS AND AGREEMENTS. As additional
                  -----------------------------------------------
security for the payment of the Loan, Borrower hereby transfers and assigns to Lender and grants Lender a security interest in all of Borrower's rights and interest, but not its obligations in, under, and to any and all Construction Plans and Agreements, when and if such are entered into or obtained. Upon entering into any Construction Plans and Agreements, Borrower agrees to promptly provide Lender with a true and complete copy thereof. Neither this assignment nor any action by Lender shall constitute an assumption by Lender of any obligation under such Construction Plans or Agreements, and Borrower shall continue to be liable for all obligations of Borrower thereunder, Borrower hereby agreeing to perform all of its obligations under any such Construction Plans and Agreements. Borrower indemnifies and holds Lender harmless against and from any loss, cost, liability or expense (including, but not limited to, attorneys' fees and expenses) resulting from any failure of Borrower to so perform. This assignment shall inure to the benefit of Lender, its successors and assigns, including any purchaser upon foreclosure of this Deed of Trust, and any receiver in possession of the Property.

     SECTION 2.6. RELEASE OF LIEN. Upon the payment in full of all of the
                  ---------------
Obligations and if there is no commitment by the Beneficiary to make further advances, incur obligations or otherwise give value under any of the Loan Documents, the Beneficiary will (as soon as reasonably practicable after receipt of notice from the Borrower requesting the same but at the expense of the Borrower), in accordance with applicable law, direct the Trustees to release the lien of this Deed of Trust.

                                   ARTICLE III
                              COVENANTS OF GRANTOR

     SECTION 3.1. PAYMENT AND PERFORMANCE. The Grantor shall pay all amounts
                  -----------------------
owed and perform all other obligations secured by any other lien now or hereafter placed on the Property.

     SECTION 3.2. MAINTENANCE OF THE PROPERTY. The Grantor shall keep the
                  ---------------------------
Property in good condition and repair and shall not (i) commit or permit waste to be committed thereon, (ii) make or allow any alterations or additions thereto without the prior written consent of the Beneficiary or (iii) do or suffer to be done any act which will or may decrease the value of the Property.

     SECTION 3.3. USE OF PROPERTY; COMPLIANCE WITH LEGAL REQUIREMENTS. The
                  ---------------------------------------------------
Grantor shall cause the Property to be used and the Improvements constructed in a professional and commercially reasonable manner, and shall comply with all Legal Requirements, whether now existing or later enacted, whether foreseen or unforeseen, and whether involving any change in governmental policy or requiring structural or other changes to the Property, irrespective of the cost of making the same. Without the prior consent of the Beneficiary, the Grantor shall not
(i) initiate, support or acquiesce in (A) any zoning reclassification of the Property, including, without limitation, a rezoning to a less intensive use than is currently permitted or (B) the issuance of a variance or conditional or special use permit for the Property, (ii) impose or consent to any restrictive covenant upon the Property, (iii) file or consent to the filing of any subdivision plat affecting the Property or (iv) consent to the annexation of the Property by any municipality. The Grantor shall promptly notify the Beneficiary of any proposed zoning reclassification, variance, conditional or special use permit, restrictive covenant, subdivision or annexation affecting the Property.

     SECTION 3.4. RESTRICTIVE COVENANTS. The Grantor shall at all times comply
                  ---------------------
with its obligations under all recorded restrictions, conditions, easements and covenants ("Restrictive Covenants") encumbering the Property and shall duly enforce its rights under all Restrictive Covenants encumbering other property for the benefit of the Land and/or the Improvements. If the Grantor receives any notice (whether oral or written) that any Restrictive Covenant has been violated, the Grantor shall promptly notify the Beneficiary and take such steps as the Beneficiary may require to correct such violation.

     SECTION 3.5. MANAGEMENT OF PROPERTY. The Grantor shall not enter into a
                  ----------------------
management agreement or otherwise permit any other party to manage the construction and/or operation of the Property without the Beneficiary's prior consent. If the Beneficiary approves a management agreement or arrangement, the Grantor shall, at the Beneficiary's request, assign its interest thereunder to the Beneficiary as additional security for the Obligations.

     SECTION 3.6. IMPOSITIONS. The Grantor shall pay when due all Impositions.
                  -----------
However, after giving the Beneficiary ten days' notice of its intention to do so, the Grantor may, in good faith, at its own expense and in its own name, contest any Imposition other than an insurance premium. In the event of such a contest, the Grantor may permit the Imposition being contested to remain unpaid during the period of the contest and any subsequent appeal unless, in the reasonable opinion of the Beneficiary, such action may impair the lien of this Deed of Trust or any security interest granted to the Beneficiary by any of the Loan Documents, in which event the Grantor shall satisfy such Imposition promptly or the payment thereof shall be secured by posting with the Beneficiary a bond with surety or a letter of credit, either of which must be issued by an institution approved by and in a form and amount approved by the Beneficiary. Upon request, the Grantor shall furnish the Beneficiary proof of payment of all Impositions.

     SECTION 3.7. INSURANCE. The Grantor shall maintain at its expense or
                  ---------
arrange to have provided for its benefit, and for the benefit of the Beneficiary, such insurance policies with respect to the Property as the Beneficiary may reasonably require, with such insurance companies and in such amounts as shall, at all times, be satisfactory to Beneficiary, and with loss payable to the Beneficiary, including, without limitation (ii) insurance against all risks of physical loss and damage to the Improvements and the Equipment in the amount of the full replacement cost thereof without deduction for depreciation, (iii) insurance in the amount of at least $3,000,000.00 combined single limit against liability for bodily injury (and death resulting therefrom), and (iv) insurance against liability for damage to property. Each policy shall provide that it may not be cancelled, modified or allowed to lapse without at least 30 days' prior written notice to the Beneficiary. The Grantor shall deliver to the Beneficiary originals or certified copies of all policies of insurance it is required to maintain. Beneficiary shall be listed as an additional insured on all such insurance policies.

     SECTION 3.8. INSURANCE AND TAX ESCROW. If required by the Beneficiary, the
                  ------------------------
Grantor shall pay the Beneficiary monthly, together with and in addition to the payments of principal of and interest on the Note and any sums due under any of the other Loan Documents, an amount determined by the Beneficiary to be necessary to enable the Beneficiary to pay each Imposition one month before it becomes due. If the total payments made to the Beneficiary pursuant to the preceding sentence are less than the amount required to pay any Imposition one month before it becomes due, the Grantor shall pay the Beneficiary, on demand, the amount necessary to make up such deficiency. If there is an excess of such payments, the excess will reduce subsequent payments required under this Section
3.8. The Beneficiary shall not be required to pay interest on any sums held pursuant to this Section 3.8. If a Default has occurred, the Beneficiary may at its option apply any amounts received pursuant to this Section 3.8 to the payment of the Obligations in such order as the Beneficiary may elect.

     SECTION 3.9. SALE OR ENCUMBRANCE OF THE PROPERTY. The Note shall become
                  -----------------------------------
immediately due and payable, and a default shall occur hereunder if the Grantor should, without the prior written consent of the Beneficiary, (i) sell or transfer, the Property or any portion thereof, or any interest therein; (ii) encumber or pledge the Property or any interest therein, in whole or in part, (iii) grant a lien or security, interest in the Property or any portion thereof or (iv) permit any mechanic's, materialman's, laborer's, statutory or other lien (whether or not junior to the liens created by this Deed of Trust) to be created, filed of record or remain outstanding upon all or any part of the Property. For purposes of this Section 3.9, any change, or any transaction which results or could result in any change, in the Control of the Grantor shall be deemed a transfer of the Property. As used in this Section 3.9, the term "Control" means (a) ownership, control, or power to vote 20% or more of any membership interest of the Grantor, directly or indirectly or acting through one or more other persons;
(b) control in any manner over the election or appointment of a majority of the directors, trustees, managers or general partners (or individuals exercising similar functions) of the Grantor; (c) the direct or indirect power to exercise a controlling influence over the management or policies of the Grantor, whether through the ownership of voting securities, by contract, or otherwise; or (d) conditioning in any manner the transfer of 20% or more of any class of voting securities of the Grantor upon the transfer of 20% or more of any membership interest of another person.

     SECTION 3.10. PAYMENT OF FILING FEES AND TAXES. The Grantor will pay all
                   --------------------------------
fees, taxes and expenses incident to the execution, acknowledgment, recording and filing of any of the Loan Documents or any amendment or supplement hereto, and any instrument of further assurance relating to its compliance with the terms, conditions and covenants contained in any of the Loan Documents.

     SECTION 3.11. RIGHT OF INSPECTION. The Beneficiary and the Trustees shall
                   -------------------
have the right to enter upon and inspect the Property at such reasonable time or times as they may desire, either in person or through their duly authorized agents or representatives.

     SECTION 3.12. TAXATION OF DEED OF TRUST. In the event of the enactment
                   -------------------------
after the date of this Deed of Trust of any Legal Requirement changing in any way the laws for the taxation of deeds of trust or debts secured thereby, or the manner of the collection of any such taxes, so as to adversely affect the Beneficiary, the Grantor shall, upon 30 days' prior written request from the Beneficiary assume and agree, in writing, to pay any additional amount which the Beneficiary would otherwise be required to pay because of such change, and thereafter such amount shall be deemed an Imposition.

     SECTION 3.13. ENVIRONMENTAL COMPLIANCE.
                   ------------------------

          (a)      Maintenance of the Property. The Grantor shall maintain the
                   ---------------------------
Property at all times so that (i) there are no Hazardous Materials at the Property except those listed on an inventory furnished to and approved by the Beneficiary, which shall be kept current at least annually and shall identify the type, quantity and location of each such Hazardous Material; (ii) there is no release or discharge to the environment or threat of such discharge or release of any Hazardous Materials; (iii) the Property shall not be subject to any Legal Requirement or subject to liability to any person because of the presence of (A) stored, leaked or spilled petroleum products, (B) underground storage tanks or (C) an accumulation of rubbish, debris or other solid waste, or because of the presence, release, threat of release, discharge, storage, treatment, generation or disposal of any Hazardous Materials, including but not limited to asbestos and items or equipment containing polychlorinated biphenyls (PCBS) in excess of 50 parts per million; and (iv) no condition exists which is or may be characterized by any governmental authority as an actual or potential danger to the environment or public health.

          (b)     Notices of Violations, Etc. The Grantor shall provide to the
                  --------------------------
Beneficiary within five days after the Grantor's receipt thereof, copies of all notices from governmental authorities alleging any threat to the environment or violation of any environmental Legal Requirement or requesting information regarding the Property's compliance with the same or regarding environmental conditions of the Property or the Grantor's practices with respect to such conditions. The Grantor also shall promptly notify the Beneficiary of any Default which exists with respect to the Grantor's obligations under Section 3.13(a). If any such Default exists or if the Beneficiary has reason to believe that such a Default exists, the Beneficiary shall have the right at any time thereafter to conduct an environmental audit and site inspection of the Property, and the Grantor shall cooperate with the Beneficiary in conducting such audit and inspection. In addition, the Beneficiary may undertake any voluntary remediation in response to the action or threat of action by any third party including a governmental authority with respect to the matters specified in Section 3.13(a). Any costs incurred by the Beneficiary in conducting such audit and inspection or in such remediation efforts and interest thereon at the Interest rate in effect from time to time under the Note shall be payable on demand and shall be secured by this Deed of Trust.

          (c)     Indemnification. Grantor covenants and agrees, at Grantor's
                  ---------------
sole cost and expense, to indemnify, defend (at trial and appellate levels, and with attorneys, consultants and experts acceptable to Beneficiary), and hold Beneficiary harmless from and against any and all liens, damages (including without limitation, punitive or exemplary damages), losses, liabilities (including, without limitation, strict liability), obligations, settlement payments, penalties, fines, assessments, citations, directives, claims, litigation, demands, defenses, judgments, suits, proceedings, costs, disbursements or expenses of any kind or of any nature whatsoever (including, without limitation, reasonable attorneys', consultants' and experts' fees and disbursements actually incurred in investigating, defending, settling or prosecuting any claim, litigation or proceeding) which may at any time be imposed upon, incurred by or asserted or awarded against Beneficiary or the Property, and arising directly or indirectly from or out of: (i) any violation or alleged violation of, or liability or alleged liability under, any environmental Legal Requirement; (ii) the presence, release or threat of release of or exposure to any Hazardous Materials or radon on, in, under or affecting all or any portion of the Property or any surrounding areas, regardless of whether or not caused by or within the control of Grantor; (iii) any transport, treatment, recycling, storage, disposal or arrangement therefor of Hazardous Materials whether on the Property, originating from the Property, or otherwise associated with Grantor or any operations conducted on the Property at any time;
(iv) the failure by Grantor to comply fully with the terms and conditions of this. Section 3.13; (v) the breach of any representation or warranty contained in this Section 3.13; or (vi) the enforcement of this Section 3.13, including, without limitation, the cost of assessment, investigation, containment, removal and/or remediation of any and all Hazardous Materials from all or any portion of the Property or any surrounding areas, the cost of any actions taken in response to the presence, release or threat of release of any Hazardous Materials on, in, under or affecting any portion of the Property or any surrounding areas to prevent or minimize such release or threat of release so that it does not migrate or otherwise cause or threaten danger to present or future public health, safety, welfare or the environment, and costs incurred to comply with environmental Legal Requirements in connection with all or any portion of the Property or any surrounding areas. The indemnity set forth in this Section 3.13 shall also include any diminution in the value of the security afforded by the Property or any future reduction in the sales price of the Property by reason of any matter set forth in this Section 3.13. The foregoing indemnity shall specifically not include any such costs relating to Hazardous Materials which are initially placed on, in or under the Property after foreclosure or other taking of title to the Property by Beneficiary or its successor or assigns. Beneficiary's rights under this Section shall survive payment in full of the Loan and shall be in addition to all other rights of Beneficiary under this Deed of Trust, the Note and the other Loan Documents.

     SECTION 3.14. PAYMENT OF COSTS. In addition to such other amounts as it has
                   ----------------
agreed to pay pursuant to the provisions of this Deed of Trust, the Grantor shall pay all expenses, including attorneys' fees, incurred by the Beneficiary or the Trustees in (i) the collection of any sum, the payment of which is secured hereby, (ii) preserving the Security Property, or disposing of all or any part of the same, whether by foreclosure or otherwise, (iii) participating in any litigation or administrative proceeding involving the Property or the Loan Documents, whether as a plaintiff or a defendant, (iv) conducting any additional title examinations requested by the Trustees or the Beneficiary, or
(v) obtaining any appraisal of the Property the Beneficiary may request from time to time. All of such expenses and fees and interest thereon at the Interest rate in effect from time to time under the Note shall be payable on demand and shall be secured by this Deed of Trust.

     SECTION 3.15. FURTHER ASSURANCES. The Grantor shall, at its expense,
                   ------------------
perform such further acts and execute, acknowledge and deliver all such documents as the Beneficiary shall, from time to time, reasonably require to assure the Beneficiary that the Grantor is complying with all of the Obligations to be performed by it and that the liens and security interests granted by this Deed of Trust are perfected and preserved.

     SECTION 3.16. NOTICE OF FORECLOSURE. The Grantor shall promptly notify the
                   ---------------------
Beneficiary of the institution of any foreclosure sale of the Property or any other proceeding to enforce any lien on the Property.

                                   ARTICLE IV
                      DAMAGE, DESTRUCTION AND CONDEMNATION

     SECTION 4.1. NOTICE. In the case of (i) any damage to or destruction of all
                  ------
or any part of the Property, (ii) a Condemnation of all or any part of the Property, (iii) the loss of all or any part of the Property because of failure of title or (iv) the commencement of any proceeding or negotiation which might result in such a Condemnation or loss, the Grantor shall promptly give notice thereof to the Beneficiary describing generally the nature and extent of such damage, destruction, Condemnation, loss, proceeding or negotiation.

     SECTION 4.2. RESTORATION OF THE PROPERTY. If all or any part of the
                  ---------------------------
Property is destroyed or damaged and the Beneficiary permits the available proceeds of insurance to be applied to such repair or restoration, the Grantor shall promptly repair or restore the Property to its condition immediately before such damage or destruction, with such alterations and additions as the Beneficiary may approve.

     SECTION 4.3. APPLICATION OF INSURANCE PROCEEDS.
                  ---------------------------------

          (a) If all or any part of the Property is destroyed or damaged, the Beneficiary may, after deducting the reasonable expenses incurred in the collection and administration of the proceeds of any insurance paid because of such damage or destruction (including attorneys' fees), at its option (i) apply the remainder of such proceeds to the payment of such of the Obligations as then may be due in such order as the Beneficiary may determine, (ii) hold the remainder of such proceeds as additional collateral for the Obligations or (iii) make the remainder of such proceeds available to the Grantor for the purpose of repairing or restoring the Property as required by Section 4.2 of this Deed of Trust subject to such terms and conditions as the Beneficiary would customarily impose with respect to the disbursement of the proceeds of a real estate construction loan. If the insurance proceeds are applied to the cost of repairing or restoring the Property, any balance of such proceeds remaining after the completion of the repair or restoration work may, at the Beneficiary's option, (i) be applied to the payment of such of the Obligations as may be then due in such order as the Beneficiary may determine, (ii) be held by the Beneficiary as additional Collateral for the Obligations and/or (iii) be released to the Grantor or to whomsoever may be lawfully entitled to receive the same.

          (b)     Notwithstanding anything to the contrary contained in Section
4.2 or subsection (a) of this Section 4.3, to the extent the Grantor shall satisfy the provisions of subsection (c) below, the Grantor shall be entitled, upon written request made to the Beneficiary, to apply such insurance proceeds to the repair or reconstruction of the Property. Any application of such amounts, or any portion thereof, to any indebtedness secured hereby or any release of funds by the Beneficiary to the Grantor shall not be construed to cure or waive any Default (or notice of Default) hereunder or invalidate any act done pursuant to any such Default (or notice). The foregoing provisions of this subsection (b) shall not cover any liability insurance, or proceeds thereof, obtained or received by the Grantor or to which the Grantor is entitled with respect to the Property.

          (c) If the Grantor shall seek to apply any such proceeds to the rebuilding and restoration of the Property so damaged, then the Grantor shall be required to have fulfilled all of the following conditions: (i) no Default shall have occurred and be continuing, as defined in this Deed of Trust or in the Note; (ii) the Beneficiary shall be satisfied that the insurance proceeds shall be initially and at all times during reconstruction sufficient to fully restore and rebuild the Property free and clear of all liens except the lien of this Deed of Trust (and any other liens expressly approved by the Beneficiary or the terms of this Deed of Trust), or, in the event that such proceeds are in the Beneficiary's judgment insufficient at any time to restore and rebuild the Property, then the Grantor shall deposit promptly with the Beneficiary funds which, together with the insurance proceeds, shall be sufficient in the Beneficiary's judgment to restore and rebuild the Property; (iii) construction and completion of restoration and rebuilding of the Property shall be completed in accordance with plans and specifications and drawings submitted to and approved by the Beneficiary, which plans, specifications and drawings shall not be modified in any respect without the Beneficiary's prior written consent; (iv) any and all monies which are made available for restoration and rebuilding hereunder shall be disbursed through the Beneficiary, Trustees or a title insurance company satisfactory to the Beneficiary, in accordance with standard construction lending practice, including, if requested by the Beneficiary, monthly lien approved by the Beneficiary in the Beneficiary's sole discretion; (v) the Beneficiary shall be satisfied that the quality of the materials and workmanship of the repair or reconstruction of the Property will be at least equal to the quality of the materials and workmanship of the Property prior to such damage; (vi) restoration and/or reconstruction of the Property shall be completed prior to the maturity of the Note. The excess of said insurance proceeds above the amount necessary to complete such restoration or rebuilding, if any, shall be disbursed to the Grantor if the Beneficiary determines, in its sole discretion, that its security under this Deed of Trust will not be impaired.

     SECTION 4.4. CONDEMNATION. If all or any substantial portion of the
                  ------------
Property shall be damaged, taken or transferred through Condemnation, then the entire amount of all compensation and other amounts payable as a result of such Condemnation shall, at the Beneficiary's option, (i) be applied to the payment of such of the Obligations as may be then due in such order as the Beneficiary may determine and/or (ii) be held by the Beneficiary as additional collateral for the Obligations. The term "substantial portion of the Property" as used in this Section 4.4 shall mean so much of the Property as shall have, in the Beneficiary's opinion, a material effect on the ability of the Grantor, as applicable, to use and operate the Property in the same manner as it is currently being used and operated, to make required payments of principal and interest on the Note or otherwise to pay and perform the Obligations. No settlement respecting any Condemnation shall be effected without the consent of the Beneficiary. The Beneficiary and the Trustees are each hereby authorized, at their option, to commence, appear in and prosecute, in their own names or in the name of the Grantor, any action or proceeding relating to any Condemnation, and to settle or compromise any claim in connection therewith. If less than a substantial portion of the Property is damaged, taken or transferred in a Condemnation, then the Beneficiary, after deducting from the Condemnation proceeds all of its expenses incurred in the collection and administration of such sums, including attorneys' fees, may (i) apply the remainder of such proceeds to the payment of such of the Obligations as may then be due in such order as the Beneficiary may determine, (ii) hold the remainder of such proceeds as additional collateral for the Obligations or (iii) require the Grantor to repair, restore or replace the Property or the affected portion thereof as nearly as practical to its condition immediately prior to the Condemnation, and in such event any proceeds of the Condemnation shall be applied to the costs of such repair, restoration or replacement on the same terms and conditions as are specified in Section 4.3 of this Deed of Trust regarding the application of insurance proceeds.

                                    ARTICLE V
                                DEFAULT; REMEDIES

     SECTION 5.1. DEFAULT. Each of the following shall constitute a "Default"
                  -------
under this Deed of Trust:

          (i) the failure to pay when due any principal of or interest on the Note, or to pay any other sum secured by this Deed of Trust, or any other sum due and payable under any of the Loan Documents;

          (ii) the failure to maintain at all times the insurance required by Section 3.7 of this Deed of Trust, the failure to comply with the provisions of Section 3.9 of this Deed of Trust or the failure of the Grantor to notify the Beneficiary of any default, with respect to the Grantor's obligations under
Section 3.13(a) of this Deed of Trust,

          (iii) the occurrence of any default in the performance or observance of, or under the terms of, any other warranty, covenant, condition or provision contained in the Note, this Deed of Trust, any of the other Loan Documents, which default, in the reasonable determination of the Beneficiary, results in (A) a material adverse change in the financial condition of the Grantor, (B) the impairment of the value of the Property, or (C) the impairment of the prospect of payment or performance of any of the Obligations;

          (iv) the occurrence of any default under any of the documents evidencing any indebtedness secured by a lien against the Property or any part thereof which is subordinate or prior to the lien of this Deed of Trust;

          (v) the death, incompetence, merger, consolidation, reorganization, dissolution, or termination of existence of the Grantor; or the pledge, lease or other disposition of all or substantially all of the assets of the Grantor; or

          (vi) the inability of the Grantor to pay its debts as they mature, the insolvency of the Grantor, the filing of a petition by or against the Grantor under the provisions of any bankruptcy, reorganization, arrangement, insolvency, liquidation or similar law for relief of debtors, the appointment or application for appointment of any receiver for the Grantor or the property of the Grantor, the issuance or service of any attachment, levy, garnishment, tax lien or similar process against the Grantor or the property of the Grantor, the entry of a judgment against the Grantor, or an assignment for the benefit of creditors by the Grantor.

     SECTION 5.2. ACCELERATION OF NOTE. Upon the occurrence of a Default, the
                  --------------------
entire unpaid principal amount of the Note, all accrued but unpaid interest thereon, if any, and all other sums now or hereafter secured by this Deed of Trust shall, at the option of the Beneficiary, immediately become due and payable.

     SECTION 5.3. SURRENDER OF POSSESSION. Upon the occurrence of a Default the
                  -----------------------
Grantor shall, upon demand of the Beneficiary, promptly surrender to the Beneficiary or the Trustees, or their employees or agents, the actual possession of the Property (the term "Property" as hereinafter used in this Article V shall mean all of the Property or any part thereof, as the Beneficiary shall select), and the Beneficiary or the Trustees, or their employees or agents may enter and take possession of the Property, without the appointment of a receiver or filing an application therefor, and may exclude the Grantor and its employees and agents wholly therefrom. If the Grantor shall fail, upon demand, to surrender the Property, the Beneficiary or the Trustees may obtain a judgment or decree requiring the Grantor to surrender immediate possession of the same.

     SECTION 5.4. RIGHT TO MANAGE PROPERTY.
                  ------------------------

          (a)     Right to Manage, Etc. Upon any entering or taking possession
                  --------------------
of the Property pursuant to Section 5.3 of this Deed of Trust, the Beneficiary or the Trustees may use, manage, operate and control the Property and, in so doing, shall have access to the books, papers and accounts of the Grantor relating to the Property and may collect all of the Income from the Property. In addition, the Beneficiary or the Trustees may (i) complete any construction then in process on the Property; (ii) maintain and restore the Property and make such repairs, additions and improvements thereto and thereon, and purchase or otherwise acquire such additional fixtures, equipment and other property as they may deem necessary to facilitate the operation of the business of the Property;
(iii) contest or compromise any claim or encumbrance against the Property (including, without limitation, any lien prior or subordinate to the lien of this Deed of Trust); (iv) employ such counsel, accountants, contractors and other persons as any of them shall deem necessary to assist it; (v) insure or keep the Property insured; (vi) perform all acts required of the Grantor with respect to the Property, including acts required of it under any Lease; and
(vii) exercise all of the rights and powers which the Grantor possessed with respect to the Property to the same extent as the Grantor could have exercised the same. Any amounts collected from the Property shall, after deducting therefrom sums expended pursuant to the provisions of this Section 5.4(a), be, at the option of the Beneficiary, (i) applied to the payment of such of the Obligations as may be then due in such order as the Beneficiary may determine or
(ii) held by the Beneficiary as additional collateral for the Obligations.

          (b)     Appointment of Attorney-in-Fact. For the purpose of carrying
                  -------------------------------
out the provisions of Section 5.4(a) of this Deed of Trust, the Grantor hereby irrevocably appoints the Beneficiary and the Trustees, any one of whom may act, the true and lawful attorneys-in-fact for the Grantor and authorizes them, or any one of them, to perform any act described in Section 5.4(a) and any and all actions necessary and incidental thereto. This power of attorney is a power coupled with an interest which cannot be revoked.

     SECTION 5.5. APPOINTMENT OF RECEIVER. Upon the occurrence of a Default, the
                  -----------------------
Beneficiary, upon application to a court of competent jurisdiction, shall be entitled as a matter of right and without notice, to the appointment of a receiver to take possession of and to operate the Property and to collect all amounts assigned hereunder. The receiver shall have all of the rights and powers permitted under the laws of Virginia.

     SECTION 5.6. ENVIRONMENTAL AUDIT Upon the occurrence of a Default, the
                  -------------------
Beneficiary may undertake or direct to be undertaken a full or partial environmental audit and site inspection of the Property, taking all reasonable measures to determine the condition of the Property and the Grantor's compliance with applicable environmental Legal Requirements and the Grantor shall cooperate fully with such audit and inspection.

     SECTION 5.7. RIGHT TO CURE DEFAULTS. If any Default occurs hereunder or
                  ----------------------
under any of the Loan Documents, the Beneficiary or the Trustees, without prior notice to pr demand upon the Grantor and without waiving or releasing such Default (in addition to any other rights and remedies they may 9 have), may, but shall be under no obligation to, make any payment or take such action as may be necessary to cure the Default. If the Beneficiary makes any payment or takes any action to satisfy the requirements of any instrument imposing a lien on the Property which is prior to the lien of this Deed of Trust, the Beneficiary shall be subrogated to the rights of the holder of such prior lien.

     SECTION 5.8. FORECLOSURE. Upon the occurrence of a Default, the
                  -----------
Beneficiary, at its option, may effect the foreclosure of this Deed of Trust by directing the Trustees to sell all of the Property, any one or more parcels of the Property (if more than one) or any portion or portions thereof, as the Beneficiary may select, at public auction at such time and place and upon such terms and conditions as may be required or permitted by applicable law, after having first advertised the time, place and terms of sale not less than once a week for three successive weeks (the last day of which may be the day of sale) in a newspaper having general circulation in the city or county in which the Property lies. In the event of any such sale, the Beneficiary may bid for and purchase the Property (or such portion thereof as may be offered for sale) and shall be entitled to apply all or any part of the amount secured by this Deed of Trust as a credit to the purchase price. At any foreclosure sale, such portion of the Property as is offered for sale may, at the Beneficiary's option, be offered for sale for one total price, and the proceeds of such sale accounted for in one account without distinction between the items of security or without assigning to them any proportion of such proceeds, the Grantor hereby waiving the application of any doctrine of marshaling. If less than all of the Property is sold at foreclosure and any of the Obligations remain outstanding after the sale proceeds are applied thereto, this Deed of Trust shall continue as a lien on the Property remaining unsold, and the Beneficiary may at any time thereafter direct the Trustees to sell the same as provided above. In connection with such sale, the following provisions shall apply:

          (a) The proceeds or avails of any sale made under or by virtue of this paragraph, together with any other sums which then may be held by Beneficiary under this Deed of Trust, whether under the provisions of this paragraph or otherwise, shall be applied as provided in this provision. Beneficiary, Trustee and any receiver or custodian of the Property or any part thereof shall be liable to account for only those rents, issues, proceeds and profits actually received by it.

          (b) Beneficiary and Trustee, as applicable, may adjourn from time to time any sale by it to be made under or by virtue of this Deed of Trust by announcement at the time and place appointed for such sale or for such adjourned sale or sales and, except as otherwise provided by any applicable law, Beneficiary or Trustee, without further notice or publication, may make such sale at the time and place to which the same shall be so adjourned.

          (c) Upon the completion of any sale or sales ordered by Beneficiary and made by Trustee under or by virtue of this paragraph, Beneficiary or Trustee, or any officer of any court empowered to do so, shall execute and deliver to the accepted purchaser or purchasers a good and sufficient instrument, or good and sufficient instruments, granting, conveying, assigning and transferring all estate, right, title and interest in and to the property and rights sold. Trustee is hereby irrevocably appointed the true and lawful attorney-in-fact for Grantor (coupled with an interest), in its name and stead, to make all necessary conveyances, assignments, transfers and deliveries of the property and rights so sold and for that purpose Trustee may execute all necessary instruments of conveyance, assignment, transfer and delivery, and may substitute one or more persons with like power, Grantor hereby ratifying and confirming all that its said attorney-in-fact or such substitute or substitutes shall lawfully do by virtue hereof. Nevertheless, Grantor, if so requested by Trustee or Beneficiary, shall ratify and confirm any such sale or sales by executing and delivering to Beneficiary, or to such purchaser or purchasers all such instruments as may be advisable, in the sole judgment of Beneficiary, for such purpose, and as may be designated in such request. Any such sale or sales made under or by virtue or this paragraph, whether made under the power of sale herein granted or under or by virtue of judicial proceedings or a judgment or decree of foreclosure and sale, shall operate to divest all the estate, right, title, interest, claim and demand whatsoever, whether at law or in equity, of Grantor in and to the property and rights so sold, and shall, to the fullest extent permitted under law, be a perpetual bar both at law and in equity against Grantor and against any and all persons claiming or who may claim the same, or any part thereof, from, through or under Grantor.

          (d) In the event of any sale made under or by virtue of this Deed of Trust (whether made under the power of sale herein granted or under or by virtue of judicial proceedings or a judgment or decree of foreclosure and sale), the entire Loan relative to the Property, immediately thereupon shall, anything in the Note, this Deed of Trust or any other of the Loan Documents to the contrary notwithstanding, become due and payable.

          (e) Upon any sale under or by virtue of this Deed of Trust (whether made under the power of sale herein granted or under or by virtue of judicial proceedings or a judgment or decree of foreclosure and sale), Beneficiary may bid for and acquire the Property or any part thereof and in lieu of paying cash therefor may make settlement for the purchase price by crediting the Loan to and against the net sales price after deducting therefrom the expenses of the sale and the costs of the action.

          (f) No recovery of any judgment by Beneficiary and no levy of an execution under any judgment upon the Property or any part thereof or upon any other property of Grantor shall release the lien of this Deed of Trust upon the Property or any part thereof, or any liens, rights, powers or remedies of Beneficiary hereunder, but such liens, rights, powers and remedies of Beneficiary shall continue unimpaired until the entire Loan is paid in full.

     SECTION 5.8.A. APPLICATION OF PROCEEDS. To the fullest extent permitted by
                    -----------------------
law, the proceeds of any sale under this Deed of Trust shall be applied, to the extent funds are so available, to the following items in such order as Beneficiary in its discretion may determine:

          (a) To payment of the reasonable costs, expenses and fees of taking possession of the Property, and of holding, operating, maintaining, using, leasing, repairing, improving, marketing and selling the same and of otherwise enforcing Beneficiary's rights and remedies hereunder and under the other Loan Documents, including, but not limited to, receivers' fees, court costs, attorneys', accountants', appraisers', managers' and other professional fees, title charges and transfer taxes.

          (b) To payment of all sums expended by Beneficiary under the terms of any of the Loan Documents and not yet repaid, together with interest on such sums at the default rate of interest provided therein.

          (c) To payment of the Loan and all other obligations secured by this Deed of Trust, including, without limitation, interest at the default interest rate and, to the extent permitted by applicable law, any prepayment fee, charge or premium required to be paid under the Note in order to prepay principal, in any order that Beneficiary chooses in its sole discretion.

          (d) The remainder, if any, of such funds shall be disbursed to Grantor or to the person or persons legally entitled thereto.

     SECTION 5.9. NO REINSTATEMENT. If a Default shall have occurred and the
                  ----------------
Beneficiary or the Trustees shall have commenced to exercise any of the remedies permitted hereunder, then a tender of payment by the Grantor or by anyone on behalf of the Grantor of the amount necessary to satisfy all sums due hereunder, or the acceptance by the Beneficiary of any such payment so tendered, shall not, without the prior consent of the Beneficiary, constitute a reinstatement of the Note or this Deed of Trust.

     SECTION 5.10. INDEMNIFICATION BY GRANTOR. The Grantor shall indemnify and
                   --------------------------
save harmless the Beneficiary and the Trustees from and against all liabilities, claims, damages, penalties, fines, losses, costs and expenses (including, without limitation, attorneys' fees) arising from (i) any personal injury or damage to property occurring on or about the Property, (ii) the breach by the Grantor of any of its obligations under this Deed of Trust (including, without limitation, the Grantor's covenants in Section 3.13 of this Deed of Trust) and
(iii) the exercise and performance by the Beneficiary or the Trustees of their powers and duties under, this Deed of Trust and the other Loan Documents and, in the case of the Trustees, as a result of their serving in such capacity hereunder; provided, however, that the Grantor shall not be required to indemnify the Beneficiary or the Trustees against acts which are the result of their respective willful misconduct or gross negligence. If any action, suit or proceeding is brought against the Beneficiary or the Trustees for which the Grantor is required to provide indemnification under this Section 5.10, the Grantor, upon request and at its expense, shall defend such action, suit or proceeding, or cause the same to be defended by counsel designated by the Grantor and approved by the Beneficiary. Such approval shall not be withheld unreasonably and shall not be required in the case of defense by counsel designated by any insurance company undertaking such defense pursuant to any applicable policy of insurance. The obligations of the Grantor under this Section 5.10 shall survive payment of the Note and acquisition by the Beneficiary of the Property or any portion thereof at foreclosure or by deed in lieu of foreclosure.

     SECTION 5.11. REMEDIES CUMULATIVE. No right, power or remedy conferred upon
                   -------------------
or reserved to the Beneficiary or the Trustees by this Deed of Trust is intended to be exclusive of any other right, power or remedy, but each and every such right, power and remedy shall be cumulative and concurrent and shall be in addition to any other right, power and remedy given hereunder or under the other Loan Documents or now or hereafter existing at law or in equity.

     SECTION 5.12. WAIVER RELATING TO REMEDIES. The Grantor (i) hereby waives,
                   ---------------------------
to the full extent provided by law, any requirement that the Beneficiary or the Trustees present evidence or otherwise proceed before any court, clerk or other judicial or quasi-judicial body before exercising the power of sale contained in this Deed of Trust and (ii) agrees that upon the occurrence of a Default, neither the Grantor nor anyone claiming through or under the Grantor will seek to take advantage of any moratorium, reinstatement, forbearance, appraisement, valuation, stay, extension, homestead exemption or redemption law now or hereafter in force, in order to prevent or hinder the enforcement of the provisions of this Deed of Trust and hereby waives to the full extent that it may lawfully so do, the benefit of all such laws.

     SECTION 5.13. COSTS INCURRED BY BENEFICIARY AND TRUSTEES. Any and all costs
                   ------------------------------------------
and fees (including attorneys' fees) incurred by the Beneficiary or the Trustees in exercising their rights and remedies under this Article V, together with interest thereon at the Interest rate in effect from time to time under the Note, shall be payable by the Grantor on demand and shall be secured by this Deed of Trust.

     SECTION 5.14. WAIVER OF JURY TRIAL. THE GRANTOR IRREVOCABLY AND
                   --------------------
UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY SUIT, ACTION, PROCEEDING, OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS DEED OF TRUST, WHETHER SUCH SUIT, ACTION, PROCEEDING, OR COUNTERCLAIM IS INSTITUTED BY THE BANK, THE GRANTOR, THE TRUSTEES OR ANY OTHER PARTY.

                                   ARTICLE VI
                                  THE TRUSTEES

     SECTION 6.1. ANY TRUSTEE MAY ACT; SUBSTITUTION PERMITTED. The powers of the
                  -------------------------------------------
Trustees may be exercised by either Trustee or by any successor Trustee with the same effect as if exercised jointly by both of them. The Grantor hereby grants to the Beneficiary, in its sole discretion, the right and power to appoint a substitute trustee or trustees for any reason whatsoever. Such substitution shall be made by an instrument duly executed and acknowledged and recorded where this Deed of Trust is recorded.

     SECTION 6.2. COMPENSATION AND EXPENSES. The Grantor shall pay the Trustees
                  -------------------------
just compensation for any and all services performed and all their expenses, charges, counsel fees and other obligations incurred in the administration and execution of the trusts hereby created and the performance of their duties and powers hereunder, which compensation, expenses, fees and disbursements shall constitute a part of the Obligations secured hereby.

     SECTION 6.3. PERFORMANCE OF DUTIES; LIABILITY. The Trustees shall perform
                  --------------------------------
and fulfill faithfully their obligations hereunder, but they shall be under no duty to act until they receive notice of the occurrence of a Default from the Beneficiary and arrangements have been made which are satisfactory to them for the indemnification to which they are entitled, the payment of their compensation and the reimbursement of any expenses they may incur in the performance of their duties. They shall have no liability for their acts except willful misconduct or gross negligence.

                                   ARTICLE VII
                                  MISCELLANEOUS

     SECTION 7.1. SUCCESSORS AND ASSIGNS. This Deed of Trust shall inure to the
                  ----------------------
benefit of and be binding on the parties hereto and their respective heirs, personal representatives, successors and assigns.

     SECTION 7.2. SEVERABILITY. If any provision of this Deed of Trust, or the
                  ------------
application thereof in any circumstance, is deemed to be unenforceable, the remainder shall not be affected thereby and shall remain enforceable.

     SECTION 7.3. APPLICABLE LAW AND VENUE. This Deed of Trust shall be governed
                  ------------------------
by and construed in accordance with the laws of the Commonwealth of Virginia. The Grantor irrevocably (i) submits to the jurisdiction and venue of the City of Chesapeake, Virginia Circuit Court or federal court sitting in the state of Virginia with respect to any suit, action, or proceeding relating to this Deed of Trust, (ii) waives any objection which the Grantor may now or hereafter have to the laying of venue of any such suit, action, or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum, (iii) waives the right to object that any such court does not have jurisdiction over the Grantor, and (iv) consents to the service of process in any such suit, action, or proceeding by the mailing of copies of such process to the Grantor by certified mail at the Grantor's address indicated herein or at such other address of which the Beneficiary shall have received notice. Nothing in this paragraph shall affect the Beneficiary's right to serve process in any other manner permitted by law or to bring proceedings against the Grantor in any other court having jurisdiction.

     SECTION 7.4. NOTICES. Any notice or demand required or permitted under this
                  -------
Deed of Trust shall be deemed given when actually received by the addressee, or deposited in the United States mail, postage prepaid, by registered or certified mail, addressed to the respective party at the address first set forth above (or addressed in such manner as the party being notified shall have requested by such written notice to the other parties).

     SECTION 7.5. APPROVALS AND CONSENTS. All approvals and consents required or
                  ----------------------
permitted by this Deed of Trust shall be in writing, shall be signed by the party from whom the consent or approval is sought and, unless otherwise provided herein, may be withheld by such party in its sole discretion.

     SECTION 7.6. AMENDMENTS. This Deed of Trust may only be amended,
                  ----------
supplemented or terminated in writing, signed by all of the parties hereto.

     SECTION 7.7. NO PARTNERSHIP. Nothing in this Deed of Trust shall be
                  --------------
construed as making any party a partner or joint venturer with any other party.

     SECTION 7.8. RENEWAL OR EXTENSION, ETC. The Grantor agrees that the rights
                  --------------------------
of the Beneficiary and the obligations of the Grantor hereunder are absolute and unconditional, and without in any way affecting such rights and obligations, and without notice to or further consent of the Grantor, and in the reasonable discretion of the Beneficiary in order to achieve the full benefit of the Loan Documents, (a) advances may be made from time to time under the Note, (b) the Obligations, or any part thereof, may be renewed or extended beyond maturity, the interest rate may be adjusted, and the terms of the Obligations may otherwise be modified, as often as may be desired, (c) the Beneficiary may release or discharge any party who is or may become liable for the Obligations,
(d) the Beneficiary may release or discharge any collateral which is or may become security for the Obligations and (e) the Beneficiary may do, or fail to do, any other act which might, but for the provisions of this Section, constitute a legal or equitable discharge of the Grantor's obligations hereunder. The Grantor further waives any right it may have to require the Beneficiary to proceed against any other party liable for the Obligations or any other collateral securing the Obligations before exercising any remedies herein granted to the Beneficiary.

     SECTION 7.9. FAILURE TO EXERCISE RIGHTS. No delay or failure to act by the
                  --------------------------
Beneficiary or the Trustees, however long continued, with respect to any right, power or remedy available to them shall be construed as a waiver of any such right, power or remedy or of any Default. No waiver of any right, power or remedy or of a Default shall be effective unless such waiver is in writing and signed by the Beneficiary, and any such waiver shall be effective only in the specific instance and for the specific purpose for which it is given.

     SECTION 7.10. EMBARGOED PERSON. At all times throughout the term of the
                   ----------------
Loan, including after giving effect to any foreclosure sale hereunder, (a) none of the funds or assets of Indemnitor that are used to repay the Loan or of Grantor shall constitute property of, or shall be beneficially owned directly or, to Grantor's best knowledge, indirectly, by any person subject to sanctions or trade restrictions under United States law ("EMBARGOED PERSON" or "EMBARGOED

PERSONS") that are identified on (1) the "List of Specially Designated Nationals and Blocked Persons" maintained by the Office of Foreign Assets Control (QFAC), U.S. Department of the Treasury, and/or to Grantor's best knowledge, as of the date thereof, based upon reasonable inquiry by Grantor, on any other similar list maintained by OFAC pursuant to any authorizing statute including, but not limited to, the International Emergency Economic Powers Act, 50 U.S.C. Sec. Sec.1701 et seq., The Trading with the Enemy Act, 50 U.S.C. App. 1 et seq., and
         -- ---                                                    -- ---
any Executive Order or regulation promulgated thereunder, with the result that the investment in Grantor or any Indemnitor, as applicable (whether directly or indirectly), is prohibited by law, or the Loan made by Beneficiary would be in violation of law, or (2) Executive Order 13224 (September 23, 2001) issued by the President of the United States ("Executive Order Blocking Mortgaged Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism"), any related enabling legislation or any other similar Executive Orders, and (b) no Embargoed Person shall have any direct interest, and to Grantor's best knowledge, as of the date hereof, based upon reasonable inquiry by Grantor, indirect interest, of any nature whatsoever in Grantor or any Indemnitor, as applicable, with the result that the investment in Grantor or any Indemnitor, as applicable (whether directly or indirectly), is prohibited by law or the Loan is in violation of law.

     SECTION 7.11. ANTI-MONEY LAUNDERING. At all times throughout the term of
                   ---------------------
the Loan, including after giving effect to any transfers permitted pursuant to the Loan Documents, none of the funds of Grantor, that are used to repay the Loan shall be derived from any unlawful activity, with the result that the investment in Grantor, as applicable (whether directly or indirectly), is prohibited by law or the Loan is in violation of law.

     SECTION 7.12. CERTAIN MATTERS RELATING TO PROPERTY LOCATED IN THE
                   ---------------------------------------------------
COMMONWEALTH OF VIRGINIA. With respect to the Property which is located in the
------------------------
Commonwealth of Virginia, notwithstanding anything contained herein to the contrary:

          (a) Acceleration; Remedies. At any time during the existence of an Event of Default, Beneficiary, at Beneficiary's option, may declare the Loan to be immediately due and payable without further demand, and may invoke the power of sale and any other remedies permitted by Virginia law or provided in this Deed of Trust or in any other Loan Document. Grantor acknowledges that the power of sale granted in this Deed of Trust may be exercised by Beneficiary without prior judicial hearing. Grantor has the right to bring an action to assert that an Event of Default does not exist or to raise any other defense Grantor may have to acceleration and sale. Beneficiary shall be entitled to collect all costs and expenses incurred in pursuing such remedies, including reasonable attorneys' fees, costs of documentary evidence, abstracts and title reports.

          If Beneficiary invokes the power of sale, Beneficiary or Trustee shall deliver a copy of a notice of sale to Grantor in the manner prescribed by Virginia law. Trustee shall give public notice of the sale in the manner prescribed by Section 55-59.2 of the Code of Virginia (1950) and shall sell the Property in accordance with Virginia law. Grantor agrees that publication of a notice of sale once (1) per week for four (4) successive weeks in a newspaper having general circulation in the city or county in which the Property is located shall constitute sufficient notice of the sale. Trustee, without demand on Grantor, shall sell the Property at public auction to the highest bidder at the time and place and under the terms designated in the notice of sale in one or more parcels and in such order as Trustee may determine. Trustee may postpone the sale of all or any part of the Property by public announcement at the time and place of any previously scheduled sale or by advertising in accordance with Virginia law. Beneficiary or Beneficiary's designee may purchase the Property at any sale.

          Trustee shall deliver to the purchaser at the sale Trustee's deed conveying the Property so sold with special warranty of title. The recitals in Trustee's deed shall be prima facie evidence of the truth of the statements made in those recitals. Trustee shall apply the proceeds of the sale in the following order: (a) to all costs and expenses of the sale, including Trustee's fees at an hourly rate considered reasonable in the jurisdiction, not to exceed a total charge of five percent (5%) of the gross sale price, reasonable attorneys' fees and costs of title evidence; (b) to the discharge of all taxes, if any, as provided by Virginia law; (c) to the Loan in such order as Beneficiary, in Beneficiary's discretion, directs; and (d) the excess, if any, to the person or persons legally entitled to the excess, including, if any, the holders of liens inferior to . this Deed of Trust in the order of their priority, provided that Trustee has actual notice of such liens. Trustee shall not be required to take possession of the Property before the sale or to deliver possession of the Property to the purchaser at the sale.

          (b) Statutory Provisions. The following provisions of Section 55-60, Code of Virginia (1950), as amended, are made applicable to this Deed of
Trust:

                  Exemptions waived.
                  Subject to all upon default
                  Renewal or extension permitted
                  Substitution of trustee permitted
                  Any trustee may act

     WITNESS the following signatures and seals.

                                        VIASYS SERVICES, INC. [SEAL]


                                        By: /s/ Billy Ray
                                            --------------------------
                                        Name: Billy Ray
                                        Title: CEO
STATE OF Georgia
         -------
CITY/COUNTY OF Fulton, to wit:
               ------

     The foregoing instrument was acknowledged before me this ___ of December, 2005, by Billy Ray, as CEO of VIASYS SERVICES, INC., a Florida corporation, on behalf of said corporation.

               My commission expires:
                                      --------------

                    /s/ Denise M. Lobodinski
                    ------------------------
                          Notary Public

[Graphic Omitted]
     [SEAL]

                                    EXHIBIT A


                                    The Land


                                       24